LEGEND OIL AND GAS, LTD. 10-K

EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Legend Oil and Gas, Ltd. (the “Company”), that, to his knowledge, the Annual Report of the Company on Form 10-K for the period ended December 31, 2014, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company as of the dates and for the periods presented in the financial statements included in such report.

Dated: 04/03/15
/s/ Andrew S. Reckles
Andrew S. Reckles, Chief Executive Officer
(Principal Executive Officer)

Dated: 04/03/15
/s/ Warren S. Binderman
Warren S. Binderman, Chief Financial Officer
(Principal Financial Officer)